EXHIBIT 99.1
JULY 31, 2018
NEWS FOR IMMEDIATE RELEASE
CONTACT: ERIC J. DOSCH, CFO
985.375.0308

First Guaranty Bancshares, Inc. Announces Second Quarter 2018 Results

Hammond, Louisiana, July 31, 2018 – First Guaranty Bancshares, Inc. ("First Guaranty") (NASDAQ: FGBI), the holding company for First Guaranty Bank, announced its unaudited financial results for the quarter and year ending June 30, 2018.

The second quarter of 2018 marked our 100th consecutive quarterly dividend. The second quarter of 2018 also provided an incredibly strong foundation to propel us into our next 100 quarters. We continued our progress toward a fortress balance sheet with net income of $4,597,000 compared to $2,932,000 for the second quarter of 2017, an increase of 57%. Our loan portfolio grew to a total of $1,174,141,000, $59.4 million more than June 30, 2017. Loan interest income for the second quarter of 2018 increased to $15,919,000 compared to $12,826,000 for the second quarter 2017, an increase of 24%. Our net interest margin grew to 3.44% compared to 3.33% as of June 30, 2017.
As we have acted  decisively to increase loan interest income during the present rising interest rate market, yields have risen. The six month average loan yield for the first half of 2018 was 5.39% compared to 5.08% for the same period in 2017.  For the second quarter of 2018, the average loan yield was 5.50% compared to 5.10% for the second quarter of 2017.  In addition to increasing the yields, we have stressed floating rates on new loans and have been successful in moving  loans from fixed rates to floating rates as loans mature or are otherwise changed in structure.
Retained earnings increased to $49,844,000 as of June 30, 2018 from $41,608,000 as of June 30, 2017. Our asset quality increased significantly as the non-performing assets decreased to $10,496,000 as of June 30, 2018 compared to $14,670,000 as of December 31, 2017. Likewise, the Texas ratio at the Holding Company level was an incredibly strong 6.76% compared to 14.34% as of June 30, 2017.
We are steadily and surely building a rock solid financial institution with strong capital, strong earnings, and good asset quality. We are steadily enhancing shareholder value through increased share value and dividend income.
We look forward to the next 100 quarters.
Thank you for your continued support.
Sincerely,
Alton B. Lewis
President and CEO
First Guaranty, Bancshares, Inc.

About First Guaranty
First Guaranty, a Louisiana-based company, has approximately $1.7 billion in assets as of June 30, 2018 and provides personalized commercial banking services through 27 banking facilities located across Louisiana and Texas. For more information, visit www.fgb.net.
Certain statements contained herein are "forward looking statements" within the meaning of Section 27A of the Securities Act of 1933 and Section 21E of the Securities Exchange Act of 1934. Such forward looking statements may be identified by reference to a future period or periods, or by the use of forward looking terminology, such as "may," "will," "believe," "expect," "estimate," "anticipate," "continue," or similar terms or variations on those terms, or the negative of those terms. Forward looking statements are subject to numerous risks and uncertainties, as described in our SEC filings, including, but not limited to, those related to the real estate and economic environment, particularly in the market areas in which First Guaranty operates, competitive products and pricing, fiscal and monetary policies of the U.S. Government, changes in government regulations affecting financial institutions, including regulatory fees and capital requirements, changes in prevailing interest rates, acquisitions and the integration of acquired businesses, credit risk management, asset-liability management, the financial and securities markets and the availability of and costs associated with sources of liquidity.
First Guaranty wishes to caution readers not to place undue reliance on any such forward looking statements, which speak only as of the date made. First Guaranty wishes to advise readers that the factors listed above could affect First Guaranty's financial performance and could cause First Guaranty's actual results for future periods to differ materially from any opinions or statements expressed with respect to future periods in any current statements. First Guaranty does not undertake and specifically declines any obligation to publicly release the results of any revisions, which may be made to any forward looking statements to reflect events or circumstances after the date of such statements or to reflect the occurrence of anticipated or unanticipated events.

FIRST GUARANTY BANCSHARES, INC. AND SUBSIDIARY
CONSOLIDATED BALANCE SHEETS (unaudited)

(in thousands, except share data)	June 30, 2018	December 31, 2017
Assets
Cash and cash equivalents:
Cash and due from banks	$27,639	$37,205
Federal funds sold	165	823
Cash and cash equivalents	27,804	38,028

Investment securities:
Available for sale, at fair value	348,476	381,535
Held to maturity, at cost (estimated fair value of $109,659 and $118,557 respectively)	114,044	120,121
Investment securities	462,520	501,656

Federal Home Loan Bank stock, at cost	2,359	2,351
Loans held for sale	639	1,308

Loans, net of unearned income	1,174,141	1,149,014
Less: allowance for loan losses	10,770	9,225
Net loans	1,163,371	1,139,789

Premises and equipment, net	38,127	38,020
Goodwill	3,472	3,472
Intangible assets, net	4,075	4,424
Other real estate, net	1,225	1,281
Accrued interest receivable	7,428	7,982
Other assets	11,794	12,119
Total Assets	$1,722,814	$1,750,430

Liabilities and Shareholders' Equity
Deposits:
Noninterest-bearing demand	$249,550	$251,617
Interest-bearing demand	562,222	611,677
Savings	111,987	104,661
Time	605,909	581,331
Total deposits	1,529,668	1,549,286

Short-term borrowings	10,925	15,500
Accrued interest payable	2,457	2,488
Senior long-term debt	21,306	22,774
Junior subordinated debentures	14,682	14,664
Other liabilities	2,577	1,735
Total Liabilities	1,581,615	1,606,447

Shareholders' Equity
Common stock:
$1 par value - authorized 100,600,000 shares; issued 8,807,175 shares	8,807	8,807
Surplus	92,268	92,268
Retained earnings	49,844	44,464
Accumulated other comprehensive income (loss)	(9,720)	(1,556)
Total Shareholders' Equity	141,199	143,983
Total Liabilities and Shareholders' Equity	$1,722,814	$1,750,430

See Notes to Consolidated Financial Statements

FIRST GUARANTY BANCSHARES, INC. AND SUBSIDIARY
CONSOLIDATED STATEMENTS OF INCOME (unaudited)

	Three Months Ended June 30,		Six Months Ended June 30,
(in thousands, except share data)	2018	2017	2018	2017
Interest Income:
Loans (including fees)	$15,919	$12,826	$30,783	$25,026
Deposits with other banks	31	41	116	60
Securities (including FHLB stock)	3,330	3,298	6,683	6,701
Federal funds sold	-	2	1	2
Total Interest Income	19,280	16,167	37,583	31,789

Interest Expense:
Demand deposits	2,142	1,360	4,118	2,442
Savings deposits	92	50	174	86
Time deposits	2,290	1,591	4,375	3,035
Borrowings	472	374	877	740
Total Interest Expense	4,996	3,375	9,544	6,303

Net Interest Income	14,284	12,792	28,039	25,486
Less: Provision for loan losses	(409)	1,302	196	2,013
Net Interest Income after Provision for Loan Losses	14,693	11,490	27,843	23,473

Noninterest Income:
Service charges, commissions and fees	777	571	1,494	1,133
ATM and debit card fees	531	493	1,032	967
Net (losses) gains on securities	(216)	404	(206)	934
Net gains on sale of loans	129	119	131	124
Other	547	410	895	795
Total Noninterest Income	1,768	1,997	3,346	3,953

Noninterest Expense:
Salaries and employee benefits	5,633	4,593	11,215	9,419
Occupancy and equipment expense	1,397	1,077	2,738	2,108
Other	3,647	3,351	6,931	6,488
Total Noninterest Expense	10,677	9,021	20,884	18,015

Income Before Income Taxes	5,784	4,466	10,305	9,411
Less: Provision for income taxes	1,187	1,534	2,107	3,228
Net Income	$4,597	$2,932	$8,198	$6,183

Per Common Share:[1]
Earnings	$0.52	$0.35	$0.93	$0.74
Cash dividends paid	$0.16	$0.15	$0.32	$0.30

Weighted Average Common Shares Outstanding	8,807,175	8,441,581	8,807,175	8,405,702

See Notes to Consolidated Financial Statements
[1] All share amounts have been restated to reflect the ten percent stock dividend paid December 14, 2017 to shareholders of record as of December 8, 2017.

FIRST GUARANTY BANCSHARES, INC. AND SUBSIDIARY
CONSOLIDATED AVERAGE BALANCE SHEETS (unaudited)

	Three Months Ended June 30, 2018			Three Months Ended June 30, 2017
(in thousands except for %)	Average Balance	Interest	Yield/Rate (5)	Average Balance	Interest	Yield/Rate (5)
Assets
Interest-earning assets:
Interest-earning deposits with banks	$16,015	$31	0.78%	$25,361	$41	0.65%
Securities (including FHLB stock)	488,525	3,330	2.73%	507,847	3,298	2.60%
Federal funds sold	601	-	-%	878	2	0.91%
Loans held for sale	1,989	34	6.77%	255	4	6.38%
Loans, net of unearned income	1,158,619	15,885	5.50%	1,008,759	12,822	5.10%
Total interest-earning assets	1,665,749	$19,280	4.64%	1,543,100	$16,167	4.20%

Noninterest-earning assets:
Cash and due from banks	10,319			8,090
Premises and equipment, net	38,177			27,161
Other assets	13,245			5,208
Total Assets	$1,727,490			$1,583,559

Liabilities and Shareholders' Equity
Interest-bearing liabilities:
Demand deposits	$567,141	$2,142	1.51%	$535,786	$1,360	1.02%
Savings deposits	110,425	92	0.33%	101,684	50	0.20%
Time deposits	603,183	2,290	1.52%	536,061	1,591	1.19%
Borrowings	44,459	472	4.26%	38,002	374	3.95%
Total interest-bearing liabilities	1,325,208	$4,996	1.51%	1,211,533	$3,375	1.12%

Noninterest-bearing liabilities:
Demand deposits	255,981			236,099
Other	5,642			4,908
Total Liabilities	1,586,831			1,452,540

Shareholders' equity	140,659			131,019
Total Liabilities and Shareholders' Equity	$1,727,490			$1,583,559
Net interest income		$14,284			$12,792

Net interest rate spread (1)			3.13%			3.08%
Net interest-earning assets (2)	$340,541			$331,567
Net interest margin (3), (4)			3.44%			3.33%

Average interest-earning assets to interest-bearing liabilities			125.70%			127.37%

(1)	Net interest rate spread represents the difference between the yield on average interest-earning assets and the cost of average interest-bearing liabilities.
(2)	Net interest-earning assets represents total interest-earning assets less total interest-bearing liabilities.
(3)	Net interest margin represents net interest income divided by average total interest-earning assets.
(4)	The tax adjusted net interest margin was 3.45% and 3.35% for the above periods ended June 30, 2018 and 2017 respectively. A 21% and 35% tax rate was used to calculate the effect on securities income from tax exempt securities for the above periods ended June 30, 2018 and 2017 respectively.
(5)	Annualized.

FIRST GUARANTY BANCSHARES, INC. AND SUBSIDIARY
CONSOLIDATED AVERAGE BALANCE SHEETS (unaudited)

	Six Months Ended June 30, 2018			Six Months Ended June 30, 2017
(in thousands except for %)	Average Balance	Interest	Yield/Rate (5)	Average Balance	Interest	Yield/Rate (5)
Assets
Interest-earning assets:
Interest-earning deposits with banks	$24,034	$116	0.97%	$22,021	$60	0.55%
Securities (including FHLB stock)	497,953	6,683	2.71%	525,257	6,701	2.57%
Federal funds sold	816	1	0.22%	563	2	0.62%
Loans held for sale	1,858	57	6.19%	140	4	5.84%
Loans, net of unearned income	1,148,882	30,726	5.39%	992,883	25,022	5.08%
Total interest-earning assets	1,673,543	$37,583	4.53%	1,540,864	$31,789	4.16%

Noninterest-earning assets:
Cash and due from banks	10,295			7,924
Premises and equipment, net	38,183			25,826
Other assets	13,818			4,931
Total Assets	$1,735,839			$1,579,545

Liabilities and Shareholders' Equity
Interest-bearing liabilities:
Demand deposits	$587,132	$4,118	1.41%	$535,151	$2,442	0.92%
Savings deposits	110,333	174	0.32%	99,736	86	0.17%
Time deposits	597,651	4,375	1.48%	538,002	3,035	1.14%
Borrowings	41,449	877	4.27%	39,620	740	3.77%
Total interest-bearing liabilities	1,336,565	$9,544	1.44%	1,212,509	$6,303	1.05%

Noninterest-bearing liabilities:
Demand deposits	252,847			233,856
Other	5,107			4,579
Total Liabilities	1,594,519			1,450,944

Shareholders' equity	141,320			128,601
Total Liabilities and Shareholders' Equity	$1,735,839			$1,579,545
Net interest income		$28,039			$25,486

Net interest rate spread (1)			3.09%			3.11%
Net interest-earning assets (2)	$336,978			$328,355
Net interest margin (3), (4)			3.38%			3.34%

Average interest-earning assets to interest-bearing liabilities			125.21%			127.08%

(1)	Net interest rate spread represents the difference between the yield on average interest-earning assets and the cost of average interest-bearing liabilities.
(2)	Net interest-earning assets represents total interest-earning assets less total interest-bearing liabilities.
(3)	Net interest margin represents net interest income divided by average total interest-earning assets.
(4)	The tax adjusted net interest margin was 3.39% and 3.36% for the above periods ended June 30, 2018 and 2017 respectively. A 21% and 35% tax rate was used to calculate the effect on securities income from tax exempt securities for the above periods ended June 30, 2018 and 2017 respectively.
(5)	Annualized.

The following table summarizes the components of First Guaranty's loan portfolio as of June 30, 2018, March 31, 2018, December 31, 2017 and September 30, 2017:

	June 30, 2018		March 31, 2018		December 31, 2017		September 30, 2017
(in thousands except for %)	Balance	As % of Category	Balance	As % of Category	Balance	As % of Category	Balance	As % of Category
Real Estate:
Construction & land development	$91,654	7.8%	$95,524	8.4%	$112,603	9.8%	$108,610	9.8%
Farmland	24,448	2.1%	24,668	2.2%	25,691	2.2%	29,345	2.6%
1- 4 Family	164,841	14.0%	158,937	13.9%	158,733	13.8%	158,564	14.3%
Multifamily	43,118	3.6%	43,406	3.8%	16,840	1.4%	17,089	1.5%
Non-farm non-residential	569,559	48.4%	529,478	46.5%	530,293	46.1%	508,210	45.6%
Total Real Estate	893,620	75.9%	852,013	74.8%	844,160	73.3%	821,818	73.8%
Non-Real Estate:
Agricultural	26,517	2.3%	18,957	1.7%	21,514	1.9%	29,109	2.6%
Commercial and industrial	200,349	17.0%	213,613	18.7%	230,638	20.0%	209,386	18.8%
Consumer and other	56,458	4.8%	55,007	4.8%	55,185	4.8%	53,606	4.8%
Total Non-Real Estate	283,324	24.1%	287,577	25.2%	307,337	26.7%	292,101	26.2%
Total loans before unearned income	1,176,944	100.0%	1,139,590	100.0%	1,151,497	100.0%	1,113,919	100.0%
Unearned income	(2,803)		(2,419)		(2,483)		(2,128)
Total loans net of unearned income	$1,174,141		$1,137,171		$1,149,014		$1,111,791

The table below sets forth the amounts and categories of our nonperforming assets at the dates indicated.

(in thousands)	June 30, 2018	March 31, 2018	December 31, 2017	September 30, 2017
Nonaccrual loans:
Real Estate:
Construction and land development	$326	$360	$371	$376
Farmland	638	235	65	107
1 - 4 family residential	2,298	1,480	1,953	2,296
Multifamily	-	-	-	-
Non-farm non-residential	3,821	3,885	3,758	773
Total Real Estate	7,083	5,960	6,147	3,552
Non-Real Estate:
Agricultural	1,360	1,972	1,496	617
Commercial and industrial	347	2,398	4,826	6,081
Consumer and other	227	206	81	50
Total Non-Real Estate	1,934	4,576	6,403	6,748
Total nonaccrual loans	9,017	10,536	12,550	10,300

Loans 90 days and greater delinquent & accruing:
Real Estate:
Construction and land development	-	-	-	-
Farmland	-	-	-	-
1 - 4 family residential	28	-	-	47
Multifamily	-	-	-	-
Non-farm non-residential	-	316	-	-
Total Real Estate	28	316	-	47
Non-Real Estate:
Agricultural	-	75	41	362
Commercial and industrial	226	30	798	-
Consumer and other	-	-	-	-
Total Non-Real Estate	226	105	839	362
Total loans 90 days and greater delinquent & accruing	254	421	839	409

Total non-performing loans	9,271	10,957	13,389	10,709

Real Estate Owned:
Real Estate Loans:
Construction and land development	250	250	304	319
Farmland	-	-	-	-
1 - 4 family residential	164	164	23	23
Multifamily	-	-	-	-
Non-farm non-residential	811	857	954	954
Total Real Estate	1,225	1,271	1,281	1,296
Non-Real Estate Loans:
Agricultural	-	-	-	-
Commercial and industrial	-	-	-	-
Consumer and other	-	-	-	-
Total Non-Real Estate	-	-	-	-
Total Real Estate Owned	1,225	1,271	1,281	1,296

Total non-performing assets	$10,496	$12,228	$14,670	$12,005

Non-performing assets to total loans	0.89%	1.08%	1.28%	1.08%
Non-performing assets to total assets	0.61%	0.71%	0.84%	0.71%
Non-performing loans to total loans	0.79%	0.96%	1.17%	0.96%

Non-GAAP Financial Measures

Our accounting and reporting policies conform to accounting principles generally accepted in the United States, or GAAP, and the prevailing practices in the banking industry. However, we also evaluate our performance based on certain additional metrics. Tangible book value per share and the ratio of tangible equity to tangible assets are not financial measures recognized under GAAP and, therefore, are considered non-GAAP financial measures.

Our management, banking regulators, many financial analysts and other investors use these non-GAAP financial measures to compare the capital adequacy of banking organizations with significant amounts of preferred equity and/or goodwill or other intangible assets, which typically stem from the use of the purchase accounting method of accounting for mergers and acquisitions. Tangible equity, tangible assets, tangible book value per share or related measures should not be considered in isolation or as a substitute for total shareholders' equity, total assets, book value per share or any other measure calculated in accordance with GAAP. Moreover, the manner in which we calculate tangible equity, tangible assets, tangible book value per share and any other related measures may differ from that of other companies reporting measures with similar names.

The following table reconciles, as of the dates set forth below, shareholders' equity (on a GAAP basis) to tangible equity and total assets (on a GAAP basis) to tangible assets and calculates our tangible book value per share.

	At June 30,	At December 31,
(in thousands except for share data and %)	2018	2017	2016	2015	2014
Tangible Common Equity
Total shareholders' equity	$141,199	$143,983	$124,349	$118,224	$139,583
Adjustments:
Preferred	-	-	-	-	39,435
Goodwill	3,472	3,472	1,999	1,999	1,999
Acquisition intangibles	2,976	3,249	978	1,298	1,618
Tangible common equity	$134,751	$137,262	$121,372	$114,927	$96,531
Common shares outstanding[1]	8,807,175	8,807,175	8,369,424	8,369,424	7,611,397
Book value per common share[1]	$16.03	$16.35	$14.86	$14.13	$13.16
Tangible book value per common share[1]	$15.30	$15.59	$14.50	$13.73	$12.68
Tangible Assets
Total Assets	$1,722,814	$1,750,430	$1,500,946	$1,459,753	$1,518,876
Adjustments:
Goodwill	3,472	3,472	1,999	1,999	1,999
Acquisition intangibles	2,976	3,249	978	1,298	1,618
Tangible Assets	$1,716,366	$1,743,709	$1,497,969	$1,456,456	$1,515,259
Tangible common equity to tangible assets	7.85%	7.87%	8.10%	7.89%	6.37%
[1] All share amounts have been restated to reflect the ten percent stock dividend paid December 14, 2017 to shareholders of record as of December 8, 2017.